SECURITY AGREEMENT

      This SECURITY AGREEMENT, dated as of March 31, 1999 (this "Security Agreement"), is between AQUIS COMMUNICATIONS GROUP, INC., a Delaware corporation ("Debtor"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Secured Party"), in its individual capacity and as Agent for all Lenders (as defined below).

                             Preliminary Statement:

      A. Aquis Communications, Inc., a Delaware corporation ("Borrower"), Agent and Lenders have entered into a Loan Agreement dated December 31, 1998 (the "Original Loan Agreement"), as amended by a First Amendment to Loan Instruments of even date herewith (the "First Amendment") among Borrower, Agent and Lenders (the Original Loan Agreement, as amended by the First Amendment and as the same may be further amended, supplemented, modified or restated from time to time, hereinafter is referred to as the "Loan Agreement") pursuant and subject to the terms and conditions of which Lenders have agreed to make loans and other financial accommodations to Borrower.

      B. Debtor is the owner of all of the issued and outstanding capital stock of Borrower. Accordingly, Debtor has a direct financial interest in inducing Lenders to enter into the Loan Agreement.

      C. One of the conditions precedent to the consent of Lenders to the Paging Partners Merger and the obligation of Lenders to disburse the Merger Portion is the execution and delivery by Debtor of this Security Agreement.

      NOW, THEREFORE, in order to induce Lenders to enter into the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

      1. Definitions. All terms used herein which are defined in the Arizona Uniform Commercial Code (the "Code") shall have the same meaning herein as in the Code unless the context in which such terms are used herein indicates otherwise. All capitalized terms used but not elsewhere defined in this Security Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement.

      2. Security Interests. In order to secure the performance and payment of Guarantor's Obligations, Debtor hereby grants to Secured Party, for the benefit of Lenders, a security interest in all Property of Debtor, whether now owned or hereafter acquired, and all additions and accessions thereto, including, without limitation, the Property described below:

            2.1 Goods, Machinery, Equipment and Inventory. All of Debtor's goods, machinery, equipment and inventory, wherever located, and all additions and accessions thereto or replacements thereof, including, but not limited to, all machinery, inventory and equipment of any and every kind and description comprising, belonging to or used in connection with the operation of the Paging Business of Debtor (collectively, the "Tangible Collateral");

            2.2 Accounts, General Intangibles. All of Debtor's accounts, contract rights, chattel paper, instruments, investment property, deposit accounts, documents and general intangibles (excluding any general intangibles other than for the payment of money which, by their terms, prohibit assignment or the grant of a security interest, unless any required consent to such assignment or grant of security interest is obtained), and all additions and accessions thereto and replacements thereof, including, but not limited to, all licenses, franchises, permits and authorizations heretofore or hereafter granted or issued to Debtor under federal, state or local laws (excluding, however, any licenses, franchises, permits and authorizations issued by the FCC, any other Governmental Body or any other Person to the extent, and only to the extent, it is unlawful to grant a security interest in such licenses, franchises, permits and authorizations, but including, without limitation, the right to receive all proceeds derived or arising from or in connection with the sale or assignment of such licenses, franchises, permits and authorizations) which permit or pertain to the operation of the Paging Business of Debtor, and all of Debtor's Operating Agreements, income tax refunds, copyrights, patents, trademarks, trade names, trade styles, goodwill, going concern value, franchise, supply and distributorship agreements, non-competition agreements and employment contracts (collectively, the "Intangible Collateral").

            2.3 Proceeds. All proceeds (including proceeds of insurance, eminent domain and other governmental taking and tort claims) and products of the Property described in Sections 2.1 and 2.2 above; and

            2.4 Books and Records. All of the books and records pertaining to the Property described in Sections 2.1, 2.2 and 2.3 above.

All of the Property described above hereinafter is referred to collectively as the "Collateral." The security interest of Secured Party in the Collateral shall be superior and prior to all other Liens except Permitted Prior Liens.

      3. Representations and Warranties. Debtor hereby represents and warrants to Secured Party and Lenders as follows:

            3.1 Ownership of Collateral. It is the owner of all of the Collateral in which a security interest is granted hereunder, except the portion thereof consisting of after-acquired Property, and Debtor will be the owner of such after-acquired Property, free from any Lien except for Permitted Liens.

            3.2 Places of Business. There is listed on Exhibit A hereto the location of the chief executive office of Debtor, all of the other places of business of Debtor and all locations


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

      where the Tangible Collateral and the books and records of Debtor are kept. Debtor shall not change the location of (i) Debtor's (A) chief executive office or (B) books and records or (ii) any Tangible Collateral, in each case without first giving Secured Party notice of such change not later than 10 Business Days after such change and having taken any and all action reasonably requested by Secured Party to maintain and preserve the Lien in favor of Secured Party hereby granted free and clear of any Lien whatsoever except for Permitted Liens.

            3.3 Trade or Assumed Names. All trade or assumed names under which Debtor has done business are listed in Exhibit B.

            3.4 Financing Statements. Except for the financing statements of Secured Party and the financing statements pertaining to the Permitted Senior Indebtedness, if any, the Motorola Indebtedness, if any, and the Bell Atlantic Seller Indebtedness, no financing statement covering any Collateral or any portion or proceeds thereof is on file in any public office.

            3.5 Intangible Collateral. The Intangible Collateral in which a security interest is granted by Debtor hereunder represents bona fide and existing indebtedness, obligations, liabilities, rights and privileges owed or belonging to Debtor to which, to the best of Debtor's knowledge, there is no valid defense, set-off or counterclaim against Debtor and in connection with which there is no default with respect to any material payment or material performance on the part of Debtor, or, to the best of Debtor's knowledge, any other party.

            3.6 Tangible Collateral-Personal Property. All Tangible Collateral at all times shall be considered personal property.

      4. Affirmative Covenants. Until all of Guarantor's Obligations are paid and performed in full, Debtor agrees that it will:

            4.1 Taxes. Pay promptly when due all taxes, levies, assessments and governmental charges upon and relating to any of the Property, income or receipts of Debtor or otherwise for which Debtor is or may be liable, except to the extent that the failure to pay any of such taxes, levies, assessments or charges is permitted by the Loan Agreement.

            4.2 Insurance. At its sole expense, keep the Collateral insured against loss or damage by insurance policies which shall be in such form, with such companies and in such amounts as may be reasonably satisfactory to Secured Party and otherwise comply with the provisions of Section 6.6 of the Loan Agreement.


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

            4.3 Tangible Collateral.

                  4.3.1 Good Repair. Keep the Tangible Collateral in good
            working order and repair and make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof at all times shall be maintained and preserved.

                  4.3.2 Insurance Requirements. Maintain the Tangible Collateral
            at all times in accordance with the requirements of all insurance carriers which provide insurance with respect to such Tangible Collateral so that such insurance shall remain in full force and effect.

                  4.3.3 Certificates of Title. Upon the request of Secured Party
            (i) promptly deliver to Secured Party all certificates of title pertaining to the Tangible Collateral and (ii) take all actions reasonably requested by Secured Party to cause the Lien granted to Secured Party hereunder to be noted on such certificates of title.

                  4.3.4 Use of Collateral. Use the Tangible Collateral in
            material compliance with all statutes, regulations, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable thereto, and all other federal, state and local laws, the failure to comply with which could have a Material Adverse Effect.

            4.4 Intangible Collateral.

                  4.4.1 Payments. Make all payments and perform all acts
            reasonably necessary to maintain and preserve the Intangible Collateral, including, without limitation, filing of documents, renewals or other information with any Governmental Body or any other Person.

                  4.4.2 Delivery of Instruments. Upon the request of Secured
            Party, promptly deliver to Secured Party the executed originals of all instruments which constitute part of the Intangible Collateral, together with such endorsements, assignments and other agreements as Secured Party may reasonably request in order to perfect the Security Interests.

                  4.4.3 Accurate Records. At all times keep accurate and
            complete records of payment and performance by Debtor and other Persons of their respective obligations with respect to the Intangible Collateral and permit Secured Party or any of its agents to call at Debtor's place of business without hindrance or delay to inspect, audit, check or make extracts from the books, records, correspondence or other data relating to the Intangible Collateral.

                  4.4.4 Verification of Indebtedness. After any during the
            continuance of an Event of Default, permit Secured Party itself, at any time, in the name of Secured Party or Debtor, to verify directly with the obligors the indebtedness due Debtor on any account or other item of Intangible Collateral.

                  4.4.5 Defaults, Other Claims. Immediately inform Secured Party of any material default in payment or performance by Debtor or any other Person of any obligation with respect to the Intangible Collateral or of material claims made by others in regard to the Intangible Collateral.

            4.5 Collection of Proceeds. Collect the proceeds of indebtedness owing to Debtor by any Person under any instrument or by any account debtor with respect to any account, contract right, chattel paper or general intangible.

            4.6 Financing Statements, Further Assurances. Execute and deliver to Secured Party such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents, in form satisfactory to Secured Party, as Secured Party from time to time may reasonably require to perfect and continue in effect the Security Interests, to carry out the purposes of this Security Agreement and to protect Secured Party's rights hereunder. Debtor, upon demand, shall pay the cost of filing all such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents.

      5. Negative Covenants. Until all of Guarantor's Obligations are paid and performed in full, Debtor agrees that it will not:

            5.1 Sales and Transfer of Collateral. Sell, lease, assign or otherwise dispose of any of the Collateral, except as may be permitted by and in accordance with the applicable provisions the Loan Agreement.

            5.2 Installation of Tangible Collateral. Permit any of the Tangible Collateral to be installed, affixed or attached to the real estate of Debtor or any other Person so as to become a part thereof or become in any sense a fixture not otherwise pledged to Secured Party.

            5.3 Valuation of Licenses. Assert or allege that the value of the Licenses of Debtor is not included in determining the value of the Collateral in any insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, assignment for the benefit of creditors or other similar proceeding.

      6. Protection of Collateral. In the event of any failure of Debtor to (i) maintain in force and pay for any insurance or bond which Debtor is required to provide pursuant to this Security Agreement or the other Loan Instruments, (ii) keep the Tangible Collateral in good repair and


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

operating condition, general wear and tear excepted, (iii) keep the Collateral free from all Liens except for Permitted Liens, (iv) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as permitted pursuant to the terms of Section 4.1 above or otherwise permitted pursuant to the Loan Agreement, (v) make all payments and perform all acts on the part of Debtor to be paid or performed with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral or (vi) keep fully and perform promptly any other of the obligations of Debtor under this Security Agreement or the other Loan Instruments, Secured Party, at its option, may (but shall not be required to) procure and pay for such insurance, place such Collateral in good repair and operating condition, pay or contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Debtor. Debtor shall reimburse Secured Party immediately upon demand for all sums paid or advanced on behalf of Debtor for any such purpose, together with all costs, expenses and attorneys' fees paid or incurred by Secured Party in connection therewith and interest at the Default Rate on all sums so paid or advanced from the date of such payment or advancement until repaid to Secured Party. All such sums paid or advanced by Secured Party, with interest thereon, immediately upon payment or advancement thereof, shall be deemed to be part of Guarantor's Obligations secured hereby.

      7. Event of Default. Debtor shall be in default under this Security Agreement upon the occurrence of an Event of Default under the Loan Agreement.

      8. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default:

            8.1 Rights of Secured Party. Secured Party shall have all of the rights and remedies of a secured party under the Code and all other rights and remedies accorded to Secured Party at equity or law, including, without limitation, the right to apply for and have a receiver appointed by a court of competent jurisdiction to manage, protect and preserve the Collateral, to continue operating the Paging Business of Debtor and to collect all revenues and profits thereof. Any notice of sale or other disposition of Collateral given not less than ten (10) Business Days prior to such proposed action shall constitute reasonable and fair notice of such action. Secured Party may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, upon such credit or installment terms as Secured Party shall determine. Debtor shall be credited with the net proceeds of such sale only when such proceeds actually are received by Secured Party in Good Funds. Despite the consummation of any such sale, Debtor shall remain liable for any deficiency on Guarantor's Obligations which remains outstanding following any such sale. All net proceeds received pursuant to a sale shall be applied in the manner set forth in Section 8.4 of the Loan Agreement.


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

            8.2 Assembly of Collateral. Upon the request of Secured Party, Debtor shall assemble and make the Collateral available to Secured Party at a place designated by Secured Party.

            8.3 Proceeds. Debtor shall hold all proceeds of the Collateral collected by any Debtor in trust for Secured Party, and promptly upon receipt thereof, turn over such proceeds to Secured Party in the exact form in which they were received.

            8.4 Other Rights. Secured Party, at its election, and without notice to Debtor, may:

                  8.4.1 Terminate Right of Collection. Terminate the rights of
            Debtor to collect the proceeds described in Section 8.3.

                  8.4.2 Notification. Notify the obligors under any instruments and the account debtors of any account, contract right, chattel paper or general intangible to make all payments directly to Secured Party.

                  8.4.3 Collection of Payments. Demand, sue for, collect or
            receive, in the name of Debtor or Secured Party, any money or Property payable or receivable on any item of Collateral.

                  8.4.4 Settlement. Settle, release, compromise, adjust, sue upon or otherwise enforce any item of Collateral as Secured Party may determine.

                  8.4.5 Mail of Debtor; Endorsement of Checks. For the purpose of enforcing Secured Party's rights under this Security Agreement, receive and open mail addressed to Debtor, and endorse notes, checks, drafts, money orders, documents of title or other forms of payment on behalf and in the name of Debtor.

            8.5 Applications to Governmental Bodies. Debtor shall take any action that Secured Party may request in order to enable Secured Party to obtain and enjoy the full rights and benefits granted to Secured Party hereunder, including, without limitation, all rights necessary or desirable to obtain, use, sell, assign or otherwise transfer control of the Licenses of Debtor. Without limiting the generality of the foregoing, upon the occurrence of any Event of Default, at the request of Secured Party and at Debtor's sole cost and expense, Debtor shall (i) assist Secured Party in obtaining any required FCC approval for any action or transaction contemplated hereby, including preparing, signing and filing with the FCC and/or any other Governmental Body the assignor's or transferor's portion of any application or applications for consent to the assignment of or transfer of control over any license necessary or appropriate under the Communications Act or the rules and regulations of any Governmental Body for approval of any sale, assignment or transfer to Secured Party or any other Person of any or all Collateral (including without limitation any Licenses of Debtor), and (ii) execute all applications and other documents and take all other actions requested by Secured Party to enable Secured Party, its designee, any receiver, trustee or similar official or any purchaser of all or any part of the Collateral to obtain from the FCC or any other Governmental Body or Person any required authority necessary to operate the Paging Business of Debtor.

All monies received by Secured Party pursuant to this Section 8 shall be applied by Secured Party in accordance with the applicable provisions of Section 8.4 of the Loan Agreement.

      9. Power of Attorney. To effectuate the rights and remedies of Secured Party under this Security Agreement, Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact, in the name of Debtor or in the name of Secured Party, to:

            9.1 Execution of Financing Statements. Execute and file from time to time financing statements, continuation statements, termination statements and amendments thereto, covering the Collateral, in form satisfactory to Secured Party.

            9.2 Execution of Other Documents. Take all action and execute all documents referred to in Section 8.4 and 8.5 above.

The power of attorney granted pursuant to this Section 9 is coupled with an interest and shall be irrevocable until all of Guarantor's Obligations have been paid and performed in full.

      10. Certain Agreements of Debtor.

            10.1 Waiver of Notice. Debtor hereby waives notice of the acceptance of this Security Agreement and, except as otherwise specifically provided in Section 8.1 above or in the Loan Agreement, all other notices, demands or protests to which Debtor otherwise might be entitled by law (and which lawfully may be waived) with respect to this Security Agreement, Guarantor's Obligations and the Collateral.

            10.2 Rights of Secured Party. Debtor agrees that Secured Party (i) shall have no duty as to the collection or protection of the Collateral or any income thereon, (ii) may exercise the rights and remedies of Secured Party with respect to the Collateral without resort or regard to other security or sources for payment and (iii) shall not be deemed to have waived any of the rights or remedies granted to Secured Party hereunder unless such waiver shall be in writing and shall be signed by Secured Party. Debtor and Secured Party acknowledge their intent that, upon the occurrence of an Event of Default, Secured Party shall receive, to the fullest extent permitted by law and governmental policy (including, without limitation, the rules, regulations and policies of the FCC), all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Secured Party under the Loan Instruments, the Code or other applicable law. Debtor and Secured Party further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Secured Party's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable

      Secured Party to obtain such rights of access, use or sale, Secured Party and Debtor shall amend the Loan Instruments, in such manner as Secured Party shall request, in order to provide Secured Party such rights to the greatest extent possible consistent with then applicable law and governmental policy.

            10.3 No Delay, Single or Partial Exercise Permitted. No delay or omission on the part of Secured Party in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

      11. Rights Cumulative. All rights and remedies of Secured Party pursuant to this Security Agreement, the Loan Agreement or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

      12. Severability. In the event that any provision of this Security Agreement is deemed to be invalid by reason of the operation of any law, including, but not limited to, any of the rules, regulations and policies of the FCC, or by reason of the interpretation placed thereon by any court or the FCC or any other Governmental Body, as applicable, the validity, legality and enforceability of the remaining terms and provisions of this Security Agreement shall not in any way be affected or impaired thereby, all of which shall remain in full force and effect, and the affected term or provision shall be modified to the minimum extent permitted by law so as to achieve most fully the intention of this Security Agreement.

      13. Notices. All notices and communications under this Security Agreement shall be in writing and delivered in the manner set forth in Section 12.1 of the Loan Agreement.

      14. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Secured Party and Debtor.

      15. Captions. The headings in this Security Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      16. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

      17. Survival of Security Agreement; Release. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Loan Agreement and shall continue in full force and effect until this Agreement is released. This Agreement shall be released, Debtor's obligations hereunder shall be deemed to have been satisfied and performed in full, and the Liens granted hereunder shall be released, promptly after delivery by Debtor to Agent of evidence reasonably satisfactory to Agent that (i) all right, title and interest of Debtor under the Leases and agreements described on Exhibit C hereto (except to the extent Debtor is no longer a party to such lease or agreement as a result of its being canceled or terminated, or the premises subject thereto being surrendered as permitted under the Loan Instruments and except for those leases and agreements which are not necessary to the operations of the Paging Business) have been validly assigned to and assumed by Borrower, (ii) Borrower has obtained all consents of all Persons whose consent is required, as reasonably determined by Agent, in connection with such assignments and assumptions and (iii) the consent by the FCC to the transactions effected by the Paging Partners Merger (other than pro forma assignments or transfers incidental to the Paging Partners Merger) has become final and is no longer subject to administrative or judicial reconsideration, review or appeal. In connection with such release, the Secured Party shall execute UCC-3 termination statements and such other documents as are necessary to release the Secured Party's interests, at Debtor's expense.

      18. Governing Law. This Security Agreement shall be construed in accordance with and governed by the laws and decisions of the State of Arizona. For purposes of this Section 18, this Security Agreement shall be deemed to be performed and made in the State of Arizona.

      19. Jurisdiction and Venue. Debtor hereby agrees that all actions or proceedings initiated by Debtor and arising directly or indirectly out of this Security Agreement shall be litigated in the Superior Court of Arizona, Maricopa County Division, or the United States District Court for the District of Arizona, or, if Secured Party initiates such action, in addition to the foregoing courts, any court in which Secured Party shall initiate or to which Secured Party shall remove such action, to the extent such court has jurisdiction. Debtor hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced in or removed by Secured Party to any of such courts, and hereby agrees that personal service of the summons and complaint, or other process or papers issued therein, may be made by registered or certified mail addressed to Debtor at the address to which notices are to be sent pursuant to Section 13. Debtor waives any claim that Maricopa County, Arizona or the District of Arizona is an inconvenient forum or an improper forum based on lack of venue. To the extent provided by law, should Debtor, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, Debtor shall be deemed in default and an order and/or judgment may be entered by the court against Debtor as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum set forth in this Section 19 shall not be deemed to preclude the enforcement by Secured Party of any judgment obtained in any other forum or the taking by Secured Party of any action to enforce the same in any other appropriate jurisdiction and Debtor hereby waives any right to collaterally attack any such judgment or action.

      20. Waiver of Right to Jury Trial. Secured Party and Debtor acknowledge and agree that any controversy which may arise under this Security Agreement would be based upon difficult and complex issues and therefore, Secured Party and Debtor agree that any


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

lawsuit arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

      21. Time of the Essence. Time for the performance of Debtor's obligations under this Security Agreement is of the essence.

      22. Secured Party's Right to Specific Performance. Debtor acknowledges that FCC authorization is integral to Secured Party's realization of the value of all of the Collateral, that Debtor's Licenses are unique assets, that there is no adequate remedy at law for failure by Debtor to comply with the provisions of Section 8.5 and that such failure would not be adequately compensable in monetary damages; therefore, Debtor agrees that, in addition to all other remedies available at law or in equity, Secured Party shall be entitled to obtain decree(s) of specific performance entitling it to temporary restraining order(s), preliminary injunction(s), or permanent injunction(s) to enforce specifically and require specific performance of the provisions of Section 8.5. Debtor agrees that notice shall be adequate for the entry of a decree of specific performance with respect to any such matter (i) in the case of a temporary restraining order, upon twenty-four (24) hours' prior notice of the hearing thereof and (ii) in the case of any other proceeding, upon three (3) days' prior notice of the hearing thereof, and hereby waives all requirements and demands that the Secured Party give any greater notice of such hearings or post a bond or other surety arrangement in connection with the issuance of such decree.

      23. FCC Approval. Notwithstanding anything to the contrary contained in this Security Agreement or any other Loan Instrument, no party hereto shall take any action, including, but not limited to, the operation of Debtor's Paging Business, that would constitute or result in the transfer or assignment of any License issued to or held by Debtor, or a transfer of control over any such License, whether de jure or de facto, if such assignment or transfer would require under then existing law the prior approval of and/or any notice to the FCC, without such party first having notified the FCC of any such assignment or transfer and, if required under then existing law, obtaining the approval of the FCC therefor, notifying the FCC of the consummation thereof and complying with all other applicable provisions of the Communications Act. The parties hereto intend that the powers of Secured Party hereunder, in all relevant aspects, shall be governed by the Communications Act and all other applicable statutory requirements and rules and regulations, including, without limitation, those of the FCC.

                  [remainder of page left intentionally blank]


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

      IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                              AQUIS COMMUNICATIONS, INC., a
                              Delaware corporation

                              By: /s/ D. Brian Plunkett
                                  ----------------------------------
                                  D. Brian Plunkett
                                  Chief Financial Officer


                              FINOVA CAPITAL CORPORATION, a Delaware
                              corporation, as Agent

                              By:
                                  ----------------------------------
                                  David A. Meier
                                  Vice President

      IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                              AQUIS COMMUNICATIONS, INC., a
                              Delaware corporation

                              By: /s/ D. Brian Plunkett
                                  ----------------------------------
                                  D. Brian Plunkett
                                  Chief Financial Officer


                              FINOVA CAPITAL CORPORATION, a Delaware
                              corporation, as Agent

                              By: /s/ David A. Meier
                                  ----------------------------------
                                  David A. Meier
                                  Vice President

                                    EXHIBIT A
                             to Security Agreement

         =============================================================
         Location          Exp. Date         Purpose           Other
         --------          ---------         -------           -----
         -------------------------------------------------------------
         Freehold, NJ      Aug 1999          Main Office       renewal
                                                               option
                                                               exists
         -------------------------------------------------------------
         Woburn, NJ        Dec. 2000         Point of          renewal
                                             presence          option
                                                               exists
         -------------------------------------------------------------
         Blue Bell, PA     Feb. 2000         Point of          renewal
                                             presence          option
                                                               exists
         -------------------------------------------------------------
         West Orange, NJ   Nov. 2002         Point of          renewal
                                             presence          option
                                                               exists
         -------------------------------------------------------------
         Outer space       Dec. 2005         Satellite
         =============================================================

                                    EXHIBIT B

                               List of Trade Names

                           (to be provided by Debtor)

None.